WS5089O


                       STATEMENT OF ADDITIONAL INFORMATION
                         BBH TAX FREE SHORT/INTERMEDIATE
                                FIXED INCOME FUND

                  40 Water Street, Boston, Massachusetts 02109

                                October 26, 2001
                     (as supplemented on September 13, 2002)


     BBH Tax  Free  Short/Intermediate  Fixed  Income  Fund  (the  "Fund")  is a
separate diversified series of BBH Trust (the "Trust"), organized as a Massachusetts business trust on June 7, 1983 , a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in net asset value and maintaining liquidity. The Fund invests primarily in high quality municipal securities and the dollar-weighted average maturity of the Fund's portfolio does not exceed three years. The Fund is an appropriate investment for investors seeking tax free income returns greater than those provided by tax free money market funds and who are able to accept fluctuations in the net asset value of their investment. The Fund is designed to have lesser price fluctuations than long term bond funds. There can be no assurance that the investment objective of the Fund will be achieved.

     The Annual Report of the Fund dated June 30, 2001 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.

     Brown Brothers Harriman is the investment adviser of the Fund (the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated October 26, 2001, as supplemented from time to time, a copy of which may be obtained from the Trust at the address noted above.

                                Table of Contents

                                                                       Page

Investments
         Investment Objective and Policies  .  .  .  .  .               3
         Investment Restrictions   .  .  .  .  .  .  .  .               8
Management
         Trustees and Officers   .  .  .  .  .                          10
         Investment Adviser  .  .  .  .  .  .  .  .  .  .               15
         Administrators.  .  .  .  .  .  .  .  .  .  .  .               16
         Distributor   .  .  .  .  .  .  .  .  .  .  .  .               17
         Shareholder Servicing Agent,
         Financial Intermediaries and Eligible Institutions             18-19
         Custodian, Transfer and Dividend Disbursing
         Agent                                                          19
         Independent Auditors                                           19
Net Asset Value.  .  .  .                                               20
Computation of Performance   .  .  .  .  .  .  .                        20
Purchases and Redemptions                                               22
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .                        23
Description of Shares  .  .  .  .  .  .  .  .  .                        25
Portfolio Brokerage Transactions .  .  .  .                             28
Bond, Note and Commercial Paper Ratings                                 28
Additional Information. . . . . . . . . . . . . . .                     31
Financial Statements   .  .  .  .  .  .  .  .  .                        32

INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.

     While the Fund intends to continue to be fully invested in tax-exempt municipal obligations in order to provide investors with tax-free income, a portion of the assets may temporarily be held in cash or invested in short-term taxable securities if market conditions warrant. These would include obligations issued by the U.S. Government, its agencies or instrumentalities, commercial paper issued by corporations, bank obligations (such as certificates of deposit and bankers' acceptances) and repurchase agreements.

     The Fund invests in high quality municipal securities. At the time of purchase, municipal bond investments either are rated in one of the three highest quality categories of the Standard & Poor's Corporation (meaning AAA, AA or A), Moody's Investors Service, Inc. (meaning Aaa, Aa or A) or Fitch Investors Service, Inc. (meaning AAA, AA or A) or, if unrated, are of comparable quality as judged by the Investment Adviser. The Investment Adviser may at any time purchase municipal bonds it believes to be defeased. Defeased municipal bonds are either general obligation or revenue bonds that have been fully secured or collateralized by an escrow account consisting of U.S. Government obligations that can adequately meet interest and principal payments. As such, the original issuer's credit obligation has been replaced by the escrowed securities. In determining whether a municipal bond has been defeased, the Investment Adviser relies upon brokers and dealers and upon various information reporting services it believes to be reliable. At the time of purchase, tax-exempt note and variable interest rate investments either are rated in one of the highest quality categories of the Standard & Poor's Corporation (meaning SP-1 or SP-2), Moody's Investors Service, Inc. (meaning MIG 1 or MIG 2), or Fitch Investors Service, Inc. (meaning F-1+, F-1 or F-2) or, if unrated, are of comparable quality as judged by the Investment Adviser. At the time of purchase, municipal commercial paper investments either are rated in the highest quality category of the Standard & Poor's Corporation (meaning A-1), Moody's Investors Service, Inc. (meaning Prime-1) or Fitch Investors Service, Inc. (meaning F-1+ or F-1) or, if unrated, are of comparable quality as judged by the Investment Adviser. Taxable money market instruments purchased for the Fund are of high quality and meet the credit standards established by the Trust's Board of Trustees.

     The dollar-weighted average maturity of the Fund's portfolio is not to exceed three years, and the maximum maturity of an issue at the time of purchase is limited to five years. Since bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities, the three-year restriction on the Fund's dollar-weighted average maturity is designed to lessen the price fluctuation of the Fund. For example, the following table illustrates the effect a 2 percentage point change in interest rates would have on the price of bonds of varying maturities. The 10- and 20-year bonds have more exposure to interest rate movements and are subject to greater price volatility than the shorter term bonds.

Change in the Price of a Municipal Bond at Par
Yielding 5%


Change in the Price of a Municipal Bond at Par
Yielding 5%

                                                                      2 Percentage Point     2 Percentage Point
                                                  Stated              Increase In            Decrease In
                                                 Maturity             Interest Rates         Interest Rates
                Eligible                          1 Year                   -2%                 +2%
                   for                            3 Years                  -5%                 +6%
               Investment                         5 Years                  -8%                 +9%
              Not Eligible                       10 Years                  -14%                +17%
             for Investment                      20 Years                  -21%                +30%


     The Fund is actively managed by a team of investment professionals. (See "Investment Adviser" in the Prospectus.) The Investment Adviser analyzes and monitors economic trends, monetary policy, and bond credit ratings on a continuous basis. The holdings in the portfolio are regularly reviewed in an effort to enhance returns.

     The Investment Adviser does not intend to invest the Fund's assets in securities the interest on which would be taxable for investors subject to the federal alternative minimum tax. Depending on the investor's tax bracket, the Fund may provide higher after-tax income than is normally provided by comparable taxable investments. The chart below illustrates the return a taxable investment would have to yield in order to equal various tax-free returns for the taxable year 2001.


A TAXABLE INVESTMENT WOULD HAVE TO YIELD:

      TO EQUAL A TAX-           15%             28%                  31%            36%                 39.6%
      FREE YIELD OF:           Tax Bracket*    Tax Bracket*      Tax Bracket*    Tax Bracket*       Tax Bracket*
            2%                    2.4%             2.8%              2.9%            3.1%               3.3%
            3%                    3.5%             4.2%              4.3%            4.7%               5.0%
            4%                    4.7%             5.6%              5.8%            6.3%               6.6%
            5%                    5.9%             6.9%              7.2%            7.8%               8.3%
            6%                    7.1%             8.3%              8.7%            9.4%               9.9%
      * Joint Return          Up to $42,350  $42,350-$102,300 $102,300-$155,950 $155,950-$278,450  Above $278,450
      * Single Return          Up to $25,350  $25,350-$61,400  $61,400-$128,100 $128,100-$278,450  Above $278,450

       Loans of Portfolio Securities

     Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Trust in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman or to any affiliate of the Trust or Brown Brothers Harriman


       Variable and Floating Rate Instruments

     The Fund may invest in variable rate and floating rate instruments. These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

     Zero Coupon Bonds

     The Fund may invest in zero coupon bonds. These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond's purchase price and its face value is taken into account as income.

      Lease Obligation Bonds

     The Fund may invest in lease obligation bonds. These are backed by lease obligations of a state or local authority for the use of land, equipment and facilities. These securities are not backed by the full faith and credit of the municipality and may be riskier than general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts have been developed to allow for government issuers to acquire property without meeting the statutory and constitutional requirements generally required for the issuance of debt.


       When-Issued and Delayed Delivery

     The Fund may purchase municipal securities on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place.

     At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

       U.S. Government Securities

     Assets of the Fund may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the U.S. Postal Service, each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National
Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

       Commercial Paper

     Assets of the Fund may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations.

     Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand.

     At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Fund's net assets.


       Bank Obligations

     Assets of the Fund may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Trustees. (See "Bond, Note and Commercial Paper Ratings" in the Statement of Additional Information.) There is no percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund will not be invested in obligations of Brown Brothers Harriman or the Distributor, or in the obligations of the affiliates of any such organization or in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits.

       Repurchase Agreements

     Repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of Brown Brothers Harriman, the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.


INVESTMENT RESTRICTIONS

     The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) (see "Additional Information"). Money is not borrowed in an amount in excess of 33 1/3% of the assets of the Fund. It is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations.

     In addition, as a fundamental policy, the Fund does not purchase more than 10% of all outstanding debt securities of any one issuer.

     As a fundamental policy, at least 80% of the Fund's assets (defined as net assets plus any borrowings for investment purposes) are invested in securities the interest on which is exempt from federal income taxation and alternative minimum tax.

     Except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Trust, with respect to the Fund, may not:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

     (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

     (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its total assets are invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph 6 below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and options contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (7) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (8) concentrate its investments in securities of issuers in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in securities of issuers in any one industry, except that positions in futures or option contracts shall not be subject to this restriction (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuer of such obligations is engaged);

     (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

     (10) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction (for the purpose of this restriction, it will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer); or

     (11) purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

     As an operating policy, the Fund has no current intention to engage in options or futures transactions or to lend portfolio securities.

     The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; obligations issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount no greater in value than 5% of the Fund's total assets (for the purpose of this restriction, the Fund regards each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer).

     Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held; or (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities. These policies are not fundamental and may be changed without shareholder approval.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.


TRUSTEES AND OFFICERS

     The Trustees, in addition to supervising the actions of the Administrator, Investment Adviser and Distributor of the Fund, as set forth below, decide upon matters of general policy. Because of the services rendered the Trust by the Investment Adviser and the Administrator, the Trust itself requires no employees other than its officers, none of whom, other than the Chairman, receive compensation from the Fund.

     The  Trustees  and  executive   officers  of  the  Trust,  their  principal
occupations during the past five years (although their titles may have varied during the period) and business addresses are set forth below.


TRUSTEES OF THE TRUST

     J.V. SHIELDS, JR.*(5) (age 63) - Chairman of the Board and Trustee; Trustee of BBH Trust; Director of BBH Fund, Inc.; Trustee of the BBH Portfolios(1) (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August
2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(2). Vice Chairman and Trustee of New York Racing Assocation. His business address is Shields & Company, 140 Broadway, New York, NY 10005.

     EUGENE P. BEARD(4) (age 66) - Trustee; Trustee of BBH Trust; Director of BBH Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Executive Vice President - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

     DAVID P. FELDMAN(4)(5) (age 61) - Trustee; Trustee of BBH Trust; Director of BBH Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Retired; Vice President and Investment Manager - AT&T Investment Management Corporation (prior to October
1997); Director of Dreyfus Mutual Funds, Jeffrey Co. and Heitman Financial. His business address is 3 Tall Oaks Drive, Warren, NJ 07059.

     ALAN G. LOWY(4) (age 62) - Trustee; Trustee of BBH Trust; Director of BBH Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Private Investor; Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

     ARTHUR D. MILTENBERGER(4) (age 62) - Trustee; Trustee of BBH Trust; Director of BBH Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Retired, Executive Vice President and Chief Financial Officer of Richard K. Mellon and Sons (prior to June 1998); Treasurer of Richard King Mellon Foundation (prior to June 1998); Vice President of the Richard King Mellon Foundation; Trustee, R.K. Mellon Family Trusts; General Partner, Mellon Family Investment Company IV, V and VI; Director of Aerostructures Corporation (since 1996) (2). His business address is 195 Darlington Rector Road, Ligonier, PA 15658.

     RICHARD L. CARPENTER(4)(5) (age 68) - Trustee (since October 1999); Trustee of BBH Trust (since October 1999); Director of BBH Fund, Inc. (since October
1999); Trustee of the BBH Portfolios; Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Trustee of Islamic Global Equity Fund (since August 2001); Retired; Director of Investments, Pennsylvania Public School Employees' Retirement System (prior to December 1997). His business address is 10820 North La Quinta Drive, Tucson, AZ 85737.

     CLIFFORD A. CLARK(4) (age 71) - Trustee (since October 1999); Trustee of BBH Trust (since October 1999); Director of BBH Fund, Inc. (since October 1999); Trustee of the BBH Portfolios; Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May
2001); Trustee of Islamic Global Equity Fund (since August 2001); Retired. His business address is 42 Clowes Drive, Falmouth, MA 02540.

     J. ANGUS IVORY(4) (age 68) - Trustee (since October 1999); Trustee of BBH Trust (since October 1999); Director of BBH Fund, Inc. (since October 1999); Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Trustee of Islamic Global Equity Fund (since November 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Retired; Director of Brown Brothers Harriman Ltd., subsidiary of Brown Brothers Harriman; Director of Old Daily Saddlery; Advisor, RAF Central Fund; Committee Member, St. Thomas Hospital Pain Clinic (since 1999). His business address is Greenway Farm, Tockenham, Windon, Wiltshire, SN4 7PP England.

OFFICERS OF THE TRUST

     TIMOTHY J. CONNELLY (age 43) - President (since August 2002); President of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Partner (since January 2001) and Managing Director (since October 1996) of Brown Brothers Harriman & Co. ("BBH & Co.").

     MICHAEL D. MARTINS (age 36) - Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer (since August 2002); Vice
President,  Treasurer,  Principal  Accounting  Officer and  Principal  Financial
Officer of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Vice President (since April 2002) and Assistant Vice President (since December 1996) of BBH & Co..

     GAIL C. JONES (age 49) - Secretary (since August 2002); Secretary of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Corporate Counsel (since January 1997) and Vice President (since January 1999) of Federated Services Company.

     PETER J. GERMAIN (age 43) - Vice President (since August 2002); Vice President of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Senior Vice President, Federated Services Company (since November 1997).

     JUDITH J. MACKIN (age 42) - Vice President (since August 2002); Vice President of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Vice President, Federated Services Company (since November 1997).

     VICTOR SICLARI (age 41) - Assistant Secretary (since August 2002); Assistant Secretary of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Vice President (since March 1996) and Senior Corporate Counsel (since July 1998) of Federated Investors, Inc.

     NANCY D. OSBORN (age 36) - Assistant Secretary (since August 2002); Assistant Secretary of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Associate, BBH & Co. (since April 1996).

     JOHN C. SMITH, II (age 37) - Assistant Treasurer (since August 2002); Assistant Treasurer of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Assistant Vice President (since September 2001), Associate (September 2000 - August 2001) and Senior Analyst (June 1999 - August 2000) of BBH & Co.; Manager, Fund Administration, State Street Bank and Trust Company (June 1997 - May 1999).

     GREGORY LOMAKIN (age 37) - Assistant Treasurer (since August 2002); Assistant Treasurer of BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH Fund, Inc. and the BBH Portfolios (since August 2002); Assistant Vice President (since September 2001) and Associate (May 1998 - August
2001) of BBH & Co.; Senior Analyst,  Keystone  Financial Group (May 1992 - April
1998).

     The address of Messrs. Connelly, Martins, Smith and Lomakin and Ms. Osborn is 59 Wall Street, New York, NY 10005. The address of Messrs. Germain and Siclari, and Mss. Mackin and Jones, is c/o Federated Services Company, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

---------------------

* Mr. Shields is an "interested person" of the Trust because of his affiliation with a registered broker-dealer.

(1)  The BBH Portfolios  consist of the following active  investment  companies:
     BBH U.S. Money Market Portfolio, BBH International Equity Portfolio, BBH U.S. Equity Portfolio, BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio and the following inactive investment companies: BBH U.S. Balanced Growth Portfolio and BBH U.S. Intermediate Tax-Exempt Bond Portfolio.

(2) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(3) Richard K. Mellon and Sons, Richard King Mellon Foundation, R.K. Mellon Family Trusts, Mellon Family Investment Company IV, V and VI and Aerostructures Corporation, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a trust, an investment company and an aircraft manufacturer, respectively.

(4) These Trustees are members of the Audit Committees of the Trust, BBH Fund, Inc., BBH ComSetSM, BBH ComSetSM II and the BBH Portfolios. The Audit Committees held four meetings during the last fiscal year.

(5)  These  Trustees are members of the Valuation  Committees of the Trust,  BBH
     Fund, Inc., BBH ComSetSM, BBH ComSetSM II and the BBH Portfolios. The Valuation Committees held two meetings during the last fiscal year.


     The Trustees of the Trust receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Trust, all series of BBH Fund, Inc. and the Portfolios and any other active Portfolios having the same Board of Trustees based upon their respective net assets. In addition, each series of the Trust and BBH Fund, Inc., the Portfolios and any other active Portfolios which has commenced operations pays an annual fee to each Trustee of $1,000.


     The Trustees of the Trust receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Trust, all series of BBH Fund, Inc. and the Portfolios and any other active Portfolios having the same Board of Trustees based upon their respective net assets. In addition, each series of the Trust and BBH Fund, Inc., the Portfolios and any other active Portfolios which has commenced operations pays an annual fee to each Trustee of $1,000.

                                                  Pension or                                     Total
                           Aggregate              Retirement                                     Compensation
                           Compensation           Benefits Accrued          Estimated Annual     from Fund and
Name of Person,            from the Fund          as Part of                Benefits upon        Fund Complex*
Position                   and the Portfolio      Fund Expenses             Retirement           Paid to Trustees




J.V. Shields, Jr.,        $1,314                    none                      none              $38,500
Trustee

Eugene P. Beard,          $1,236                    none                       none              $33,500
Trustee

Richard L. Carpenter,     $1,236                    none                       none              $33,500
Trustee

Clifford A. Clark,        $1,236                    none                      none               $33,500
Trust

David P. Feldman,        $1,236                    none                       none              $33,500
Trustee

J. Angus Ivory,          $1,236                    none                       none             $33,500
Trustee

Alan G. Lowy,            $1,236                    none                       none             $33,500
Trustee

Arthur D. Miltenberger,  $1,236                    none                       none              $33,500
Trustee


         * The Fund Complex consists of the Trust, BBH Fund, Inc.
(which currently consists of eight series) and eight Portfolios.

     By virtue of the responsibilities assumed by Brown Brothers Harriman under the Investment Advisory Agreement and the Administration Agreement (see "Investment Adviser" and "Administrator"), the Trust itself requires no employees other than its officers, and none of its officers devote full time to the affairs of the Trust or, other than the Chairman, receive any compensation from the Fund.

     As of September 30, 2001, the Trust's Trustees and officers as a group beneficially owned less than 1% of the outstanding shares of the Trust. At the close of business on that date, no person, to the knowledge of management owned beneficially more than 5% of the outstanding shares of the Fund except the Macgill Family Trust owned 635,085 (10.64%) shares, Mr. Payman Pouladdej owned 500,000 (8.38%) shares and Mr. Peter B. Bart owned 486,962 (8.16%) shares c/o Brown Brothers Harriman, 59 Wall Street, New York, NY 10005. As of that date, the Partners of Brown Brothers Harriman and their immediate families owned 1,293,674 (21.68%) shares of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion over an additional 2,885,894 (48.36%) shares of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.


INVESTMENT ADVISER

     Under its Investment Advisory Agreement with the Trust, subject to the general supervision of the Trust's Trustees and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund and to manage, generally, the Fund's investments.

     The Investment Advisory Agreement between Brown Brothers Harriman and the Trust is dated June 9, 1992, as amended and restated November 1, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory
Agreement or "interested persons" (as defined in the 1940 Act) of the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees on November 9, 2000. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Trust (see "Additional Information").

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the fiscal years ended June 30, 2001, 2000 and 1999, the Fund incurred $180,663, $182,242 and $227,713, respectively for advisory services.

     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Trust and Brown Brothers Harriman dated August 24, 1989, as amended as of December 15, 1993, the Trust may continue to use in its name "BBH". The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all reference to "BBH".


ADMINISTRATOR

     Brown Brothers Harriman Trust Company, LLC acts as Administrator of the Trust.

     In its capacity as Administrator, Brown Brothers Harriman administers all aspects of the Trust's operations subject to the supervision of the Trust's Trustees except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman (i) provides the Trust with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Trust with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Trust's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Trust and for the Fund and reports to the Fund's shareholders and the Securities and Exchange Commission.

     The Administration Agreement between the Trust and Brown Brothers Harriman (dated November 1, 1993) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement. The Independent Trustees most recently approved the Trust's Administration Agreement on November 9, 2000. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the Trust's outstanding voting securities" (as defined in the 1940 Act. The Administration Agreement is terminable by the Trust's Trustees or shareholders of the Trust on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Trust.

     The administrative fee payable to Brown Brothers Harriman from the Fund is calculated daily and payable monthly at an annual rate equal to 0.15% of the Fund's average daily net assets. For the fiscal years ended June 30, 2001, 2000 and 1999, the Fund incurred $108,998, $109,345 and $136,628, respectively, for administrative services.

     Pursuant to separate Subadministrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Subadministrator"), the Subadministrators perform such subadministrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Subadministrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 59 Wall Street, New York, New York 10005. The Subadministrators' subadministrative duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Trustees and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such subadministrative services, each Subadministrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Subadministrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.


DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Fund's shares. Its offices are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The Distributor's Contract dated as of September 16, 2002 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Trustees of the Trust on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to Edgewood, and (ii) by Edgewood on sixty (60) days' written notice to the Trust.


SHAREHOLDER SERVICING AGENT

     The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.


FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Fund shares. Customer orders are priced at the Fund's net asset value next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Fund shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.


ELIGIBLE INSTITUTIONS

     The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution, as agent for the Trust with respect to shareholders of and prospective investors in the Fund who are customers of that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman, 40 Water Street, Boston, Massachusetts 02109, is the Fund's Custodian. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value, net investment income and dividend payable.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.


INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund.

CODE OF ETHICS

     The Trust, the Adviser and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code of ethics to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Adviser and the Distributor are on file with and are available from the SEC (See "Additional Information" below).


NET ASSET VALUE

     The net asset value of each of the Fund's shares is normally determined each day the New York Stock Exchange is open for regular trading and New York banks are open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by one or more pricing services, use of which has been approved by the Board of Trustees. In making such valuations, each pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair market value of such securities.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value.

COMPUTATION OF PERFORMANCE

     The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and
(c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

     The annualized total rate of return for the Fund for the fiscal year ended June 30, 2001 and the period July 23, 1992 (commencement of operations) to June 30, 2001 were 6.37% and 4.12%, respectively. The total rate of return for the Fund for the five years ended June 30, 2001 was 4.05%. The total rate of return should not be considered a representation of the total rate of return of the Fund in the future since the total rate of return is not fixed. Actual total rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

     Total rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     Any "yield" quotation of the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     Any tax equivalent yield quotation of the Fund is calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield is the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield is the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and
(b) the portion of the yield which is not tax-exempt.

     The 30-day yield and tax equivalent yield assuming a tax rate of 36% for the period ended June 30, 2001 were 3.39% and 3.45%, respectively. The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held for the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

     Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Lehman 3-Year General Obligation Municipal Bond Index or the Merrill Lynch 0-3 Year General Obligation Municipal Bond Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

     The Fund's "yield", "effective yield" and "tax equivalent yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Such yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" is the yield a fully taxable investment would have to return to an investor subject to the highest marginal federal tax rate to provide a comparable return.


PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

     Redemptions   from  the  Fund  are  processed  once  a  completed   account
application with a certified taxpayer identification number has been received.

     In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares

FEDERAL TAXES

     Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to continue to meet such requirements.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

     In accordance with the investment objective of the Fund, it is expected that the Fund's net income is attributable to interest from municipal bonds and, as a result, dividends to shareholders are designated by the Trust as "exempt interest dividends" under Section 852(b)(5) of the Code, which may be treated as items of interest excludible from a shareholder's gross income. In order for the Fund to be entitled to pay exempt interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations whose interest is exempt from federal income tax.

     The non-exempt portion of dividends is taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These dividends are not eligible for the dividends-received deduction allowed to corporate shareholders. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

     Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in the Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

     Any short-term capital loss realized upon the redemption of shares within six months from the date of their purchase is disallowed to the extent of any tax-exempt dividends received during such period.

     The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult with their own tax advisors before purchasing shares of the Fund.

     Return of Capital. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     The exemption for federal income tax purposes of dividends derived from interest on municipal bonds does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their own tax advisors about the status of distributions from the Fund in their own states and localities

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Statement of Additional Information, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.


DESCRIPTION  OF SHARES

     The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each Fund share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series vote together in the election or selection of Trustees, principal underwriters and auditors for the Trust. Upon liquidation or dissolution of the Trust, the shareholders of each series are entitled to share pro rata in the net assets of their respective series available for distribution to shareholders. The Trust reserves the right to create and issue additional series of shares. The Trust currently consists of four series.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of the holders of a majority of the Trust's outstanding shares will be sufficient. The Trust may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares.

     Stock certificates are not issued by the Trust.

     The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Eligible Institution of the Financial Intermediary may vote any shares as to which that Eligible Institution of the Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution of the Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution of the Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees have been elected by the shareholders.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder's incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees are not liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23, 1993, the Fund's shareholders approved changes to the investment restrictions of the Fund to authorize such an investment. Such an investment would be made only if the Trustees believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

     It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Trust is requested to vote on matters pertaining to the investment company, the Trust would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

     However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to (a) any proposal relating to the investment company in which the Fund's assets were invested, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the investment company that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

     The securities in which the Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Fund, it will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities. For the fiscal years ended June 30, 2000 and 2001, the portfolio turnover rates for the Fund were 22% and 45%, respectively.

     Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange, while infrequent, are effected through brokers who charge a commission for their services. From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.


BOND, NOTE AND COMMERCIAL PAPER RATINGS

         Bond Ratings

Moody's Investors Service, Inc. ("Moody's")

     Aaa, Aa and A - Tax-exempt bonds rated Aaa are judged to be of the "best quality". The rating of Aa is assigned to bonds that are of "high quality by all standards", but long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds are generally known as "high grade bonds". The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating that the bonds are rated conditionally. Issues rated Aaa or Aa may be further modified by the numbers 1, 2 or 3 (3 being the highest) to show relative strength within the rating category. Bonds for which the security depends upon the completion of some act or upon the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. Bonds rated A are considered as upper medium grade obligations. Principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Standard & Poor's Corporation ("S&P")

     AAA, AA and A - The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest. Bonds rated AA are considered "high grade", are only slightly less marked than those of AAA ratings and have the second strongest capacity for payment of debt service. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to adverse effects or changes in circumstances and economic conditions. Bonds rated AA or A may be modified with a plus (+) or a minus (-) sign to show relative strength within the rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. Although a provisional rating addresses credit quality subsequent to completion of the project, it makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Fitch Investors Service ("Fitch")

     AAA, AA and A - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         Tax-Exempt Note and Variable Rate Investment Ratings

     Moody's - MIG-1 and MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, through not as large as MIG-1.

     S&P - SP-1 and SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal and interest.

     Fitch - F-1+, F-1 and F-2. Notes assigned F-1+ are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. Notes assigned F-2 have a satisfactory degree of assurance for timely payment, but margins of protection are not as great as for issues rated F-1+ and F-1. The symbol LOC may follow a note rating which indicates that a letter of credit issued by a commercial bank is attached to the note.

         Tax-Exempt and Corporate Commercial Paper Ratings

     Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

     S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

     Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1+ issues are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. The symbol LOC may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper.

         Other Considerations

     The ratings of S&P, Moody's and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

     Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt;
(vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

     A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts.


FINANCIAL STATEMENTS

     The Annual Report of the Fund dated June 30, 2001 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.



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